UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2021

Date of Report

(Date of earliest event reported)

Commission file number: 000-53994

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation or organization)	98-0234906 (I.R.S. Employer Identification No.)
2157 S. LINCOLN STREET, SUITE 401, SALT LAKE CITY, UTAH (Address of principal executive offices)	84106 (Zip code)
Registrant’s telephone number, including area code: (801) 323-2395

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	2
Item 2.01	Completion of Acquisition or Disposition of Assets	3

Form 10 Information

Description of Business

Risk Factors

Management’s Discussion and Analysis of Financial Condition and Results of

Operations

Description of Properties

Security Ownership of Certain Beneficial Owners and Management

Directors, Executive Officers and Corporate Governance

Executive Officer Compensation

Certain Relationships and Related Transactions, and Director Independence

Legal Proceedings

Recent Sales of Unregistered Securities

Market Price of and Dividends on the Registrant’s Common Equity

and Related Stockholder Matters

Description of Capital Stock

Indemnification of Officers and Directors

Changes in and Disagreements with Accountants on Accounting and Financial

Disclosure

Item 3.02	Unregistered Sales of Equity Securities	17
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of CertainOfficers; Compensatory Arrangements of Certain Officers	18

Item 5.06	Change in Shell Company Status	19
Item 9.01	Financial Statements and Exhibits	20

EXPLANATORY NOTE

This amendment to the LZG International, Inc. (“LZG International” or “the Company”) Form 8-K report filed on October 28, 2021, is being filed to include the information required for a registration statement on Form 10. As a result of the acquisition of the IT Assets of FatBrain (as described more fully in Item 1.01 and 2.01, below), LZG International has acquired marketable assets and initiated operations related to the development and sale of the FatBrain technology. This amendment also includes additional reportable events subsequent to the filing of the initial Form 8-K.

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by LZG International, Inc. with the Securities and Exchange Commission (the “SEC”) contains, or may contain, forward looking statements and information that are based upon beliefs of, and information currently available to, management; as well as estimates and assumptions made by management. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management, identify forward looking statements.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2021, LZG International, Inc. entered into an IT Asset Contribution Agreement (“IT Contribution Agreement”) with FatBrain, LLC, a Delaware limited liability company (“FatBrain”), to effect the acquisition of FatBrain’s intellectual property assets, including patents pending, patents in preparation, proprietary technology, development plans, and contractual rights (“IT Assets”). The IT Asset Contribution Agreement is filed as an exhibit to this Form 8-K.

2

Pursuant to the terms of the IT Contribution Agreement, LZG International agreed to issue 10,000,000 shares of common stock, valued at $0.001, to FatBrain as consideration for the FatBrain asset contribution to LZG International. The IT Contribution Agreement may be terminated by mutual written agreement. Any dispute that the parties are unable to amicably resolve or settle through negotiation within fifteen business shall be resolved by arbitration.

The FatBrain IT Assets include software that uses artificial intelligence (“AI”) to help companies automate enterprise decision cycles to learn, explain and intervene for better outcomes across all business interactions. The software continuously learns from historical transactions, incumbent models and in-house expert teams to deliver a unified framework binding structured and unstructured data in text, numerical, network/graph and video formats. The FatBrain software leverages modern advances in machine learning and cloud economics to enable sustained operational advantages of (i) simplicity with smaller, denser models using vector embeddings, (ii) auditability with explainable, trusted quantification and de-biasing using blockchain, (iii) quality work with noisy, sparse, imbalances or missing data using generative autoencoders, and (iv) technology using transfer and active learning.

The issuance of the Company’s common stock pursuant to the IT Contribution Agreement is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) thereof. The 10,000,000 shares issued for the IT Assets will not be registered under the Securities Act and the shares may not be offered or sold absent registration or an applicable exemption from registration. Accordingly, LZG International will have 10,250,556 shares outstanding with Peter B. Ritz, FatBrain’s founder, holding approximately 97.5% of the Company’s common stock on a fully-diluted basis and the Company’s stockholders retaining approximately 2.5% of the Company on a fully-diluted basis.

Except for the IT Contribution Agreement and the transactions contemplated thereby, neither FatBrain, nor any of its officers or directors serving before the IT Contribution Agreement had any material relationship with LZG International or LZG International’s affiliates prior to this transaction.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Form 10 Information

For purposes of this Current Report on Form 8-K, the Company is providing certain information that it would be required to disclose if it were a registrant filing a general form for registration of securities on Form 10 under the Exchange Act. As a result of the acquisition of the IT Assets of FatBrain (as described more fully in Item 1.01, above), LZG International has acquired marketable assets and initiated operations related to the development and sale of the FatBrain technology.

Description of Business

The Company will market the FatBrain technology directly to customers and/or through reselling strategic partners. We have initiated the commercialization of the technology and we have spoken to several potential clients.

FatBrain’s AI and machine learning (ML) software is differentiated across three key areas of automation:

1.	Data integration enabling formation and exploitation of a unified asset unique to each enterprise featuring learned business drivers and exploitable signals, binding siloed text, spreadsheets, PDF’s, databases, emails, alternative econometric, health and regional data into a unified metric space of entities, events, relationships, consequences and decisions.

3

2.	Model consolidation across scores of uncoordinated models, boosting incumbent system performance with improved effectiveness and efficiency, featuring continuous unit level scoring to distinguish good, bad or worse outcomes with back testing, featuring receiver operating characteristics (“ROC”) and area under the curve (“AUC”) performance benchmarking (collectively, “ROC-AUC curve”) for dynamic improvement outpacing static thresholds or legacy rules.

3.	Coached decision-making featuring “FatBrain Optimal” outcomes war-gamed to attain personalized “WAZE-like” awareness tuned to peer-attained goals, powered by recommendations with quantified, anticipated trade-offs and automated active and transfer learning, including human expertise in the loop.

The FatBrain technology comprises services to configure, test and deploy FatBrain solutions on client servers, with flexibility to work in the cloud, on client premise or in hybrid mode. It allows data integration with client systems to establish logical, trusted, programmatic connectivity and provides secure access protocols between the FatBrain technology and the client systems. The Company provides training and support to the client’s staff starting with a two-week training session for the client’s staff along with product support via phone, web and onsite.

On November 15, 2021, the Company announced the launch of LZG International’s FatBrain product “Angelina,” a foreign exchange (“FX”) service, as part of its coached business wellness services (“BWS”) to tackle discriminatory pricing in the $6.6 trillion-dollar daily foreign exchange market. Angelina FX realizes a multi-year strategic effort co-developed with global leaders to manage FX risk and provide international payment solutions. Nearly nine thousand businesses were invited through traditional and nontraditional marketing efforts to take advantage of the inaugural service offering.

Principal Products and Services

The FatBrain technology offers software solutions packaged within the modern AI architecture. The solutions comprise FatBrain technology applications, Core PaaS (Platform as a Service), and public cloud (e.g., AWS, Azure, IBM, Google) or on premise private (Vmware, Nvidia) orchestration using microservices portability. Our Core PaaS includes capability to dynamically integrate with customer applications. The FatBrain software framework features data engineering, encoding, anonymizing, disambiguation and de-biasing modules, working with all data formats, including text, web, PDF, transaction, time series, interconnection, econometric, video and behavior data. The framework uses representational learning, continuous scoring, and pre-trained models featuring reinforcement learning to identify optimal policies for simulated outcomes in multi-level, multi-agent settings. The competitive advantage of our framework delivers continuously improved effectiveness and efficiency controls via a higher ROC-AUC curve, with explainability and auditability at a lower cost, and in a fraction of the time compared with traditional analytics offerings.

Major Suppliers

The Company will use commodity public cloud infrastructure and microservices platforms (“IaaS”) without material dependency on any one cloud provider, such as AWS, Azure, Google Cloud, IBM Cloud, or other cloud providers, and a variety of open-source software (“OSS”).

Marketing

The Company will market its products directly and through distribution with value-added resellers and strategic partners. Direct marketing efforts include internet and email campaigns, tele-sales and virtual and in person follow ups. We anticipate having ten sales people able to work from anywhere. Distribution efforts include relationships with global and regional systems integrators (“SIs”), value added resellers (“VARs”), independent software vendors (“ISVs”), vertical software application developers and combinations of the above.

4

Product Development

FatBrain research and development expenditures have roughly averaged $1.25 million per year each of the last three years. The Company anticipates doubling the expenditures to support projected growth.

Patents, Brands and Trademarks

The Company will continue to use the FatBrain brand and logo as well as the Outcomes™ engine brand to represent the quality and source of its products and services and, reflecting the ownership and usage as trademarks of the terms “FatBrain,” its fanciful “FBAI” puzzle logo and the term “Outcomes.” We use themed product names as brands for our apps, solutions and services in the “Service Name (solution area) – market comparable” format (e.g., Service Name = ‘Aisling’; solution area = ‘global private placement bond ratings’; market comparable = ‘S&P Global, Moody’s, Fitch et al., for private placement products”), as follows:

a.	Aisling (global private placement bond ratings) – market is S&P Global, Moody’s, Fitch et al., for the private placement products.

b.	Andromeda (social media signal ratings) – market is Sprout Social, et al.

c.	Angelina (foreign exchange FX intelligence) – holds 50% of the equity in Angelina GL and related distributions under a Master Services Agreement, dated May 7, 2021, between FatBrain LLC and Tempus, Inc, a wholly-owned business of Monex SAB de CV.

d.	Alice (document intelligence) – market is UPath, et al.

e.	Bella (business wellness) – market is over 400 SaaS data repositories, e.g., QBO, Shopify, Salesforce.

f.	Cagney (dynamic risk IQ) – market is compliance Oracle, Nice Actimize, Feezdai, Refinitiv, et al.

g.	Celeste (thin-file behavior IQ) – market is anyone without traditional credit scores.

h.	Clair (climate wellness) – market is anyone interested in ESG integrated outcomes scoring.

i.	Covid Risk Live (digital health) – market is consumer facing C-19 dynamic risk rating by specified zip code.

j.	Debbie (PEM forecasting) – market is HIS Markit, et al.

k.	Ginger (yield optimization) – market is anyone interested in commodities input driven yield growth, based on peer-attained and contributory data dynamics.

l.	Gaby (customer intent) – market is Contact Center as a service software and services, e.g., NICE et al.

m.	Goldie (trading surveillance) – market is dark pool trading by e.g., Goldman Sachs, JP Morgan, Citi, Morgan Stanley, et al.

n.	Inga (insurance underwriting) – market is iPipeline, GuideWire, and similar InsureTech customers.

o.	Jade (crypto risk IQ) – market is risk management for Coinbase, BlockFi et al.

p.	Ness (AML, fraud) – market is all regulated financial institutions.

q.	Fiona (trading forecast) – market is day trader and family office trading operations.

5

r.	Flora (trading dynamics) – market is day trader and family office trading operations.

s.	Frankie (trading scenarios) – market is day trader and family office trading operations.

t.	Frida (risk concentration) – market is day trader and family office trading operations.

u.	Rosie (data engineering) – market is anyone with data silos.

v.	Ruby (MTF engine maintenance) – market is internet-of-things (“IOT”) and physical equipment (e.g., compressor, air conditioner) scheduled maintenance to mean-time-to-failure (“MTF”) transformation.

w.	Shahrazad (unrest risk ratings) – market is governments and institutions needing early warning systems to detect social unrest in physical world as reflected in viral communications signals.

x.	Stella (Chinese bond ratings) -- market is S&P Global, Moody’s, Fitch et al. for the Chinese bond ratings products, including State Owned Enterprises and hidden default tail risk.

Major Competitors

LZG International will focus our efforts on advancing machine intelligence and learning (“AI/ML”) for improved enterprise decision-making. The competition to address this market span scores of siloed special purpose SaaS applications (e.g., Salesforce for CRM, Shopify for ecommerce, HubSpot for marketing, QuickBooks for financial reporting, etc.), which is difficult and expensive to integrate into a unified framework. Similarly, there are service providers using human capital at industrial scale to achieve greater productivity, e.g., Consero for finance as a service (FaaS), in a specific market, but still siloed. There are many OSS tools for variety of automation tasks such as for natural language processing and statistical machine learning (e.g., DataRobot, Databricks, H20), all requiring expensive, scarce do-it-yourself and data scientist resources. Consulting firms like McKinsey, Bain, Deloitte have been able to engage on specific AI/ML projects but lack platform and operational scalability, featuring eight-figure custom time and materials project risk with ad hoc approaches. To date the most successful AI/ML decision making services have only been available to large government institutions served by Palantir Technologies Inc. (PLTR) and Fortune 500 companies served by C3ai, Inc (C3AI). In contrast, FatBrain’s unprecedented speed and subscription delivery model enables enterprises of up to 500 people to take advantage of its easy to use and simple to deploy solution eco-system turbo-charged by AI/ML.

Risk Factors

An investment in the Company’s common stock involves a high degree of risk. In determining whether to purchase the Company’s common stock, an investor should carefully consider all of the material risks described below, together with the other information contained in this report. An investor should only purchase the Company’s securities if he or she can afford to suffer the loss of his or her entire investment.

Risks Related to Our Business

We have a limited operating history and a history of operating losses, and we may not be able to achieve or sustain profitability.

Our limited operating history may make it difficult to evaluate our current business and our prospects. We have encountered, and will continue to encounter, risks and difficulties frequently experienced by growing companies in rapidly developing and changing industries, including challenges in forecasting accuracy, determining appropriate investments of our limited resources, gaining market acceptance of our FatBrain technology, managing a complex regulatory landscape and developing new product candidates.

6

We may not be able to fully implement or execute our business strategy or realize, in whole or in part within our expected time frames, the anticipated benefits of our growth strategies. You should consider our business and prospects in light of the risks and difficulties we face as an early-stage company focused on developing and marketing our Fatbrain technology products.

In addition, we may be unable to continue as a going concern. We incurred a net loss of approximately $29,842 for the year ended May 31, 2021 and $27,771 for the year ended May 31, 2020 and a cumulative net loss of approximately $289,875 from May 22, 2000 (our date of inception) to May 31, 2021.

Our success is dependent on the FatBrain technology.

We intend to initially devote all of our time, effort and resources on the commercialization of our FatBrain technology. If we are unsuccessful in such efforts, we will have spent all or a substantial portion of our available funds on an unsuccessful product. Moreover, other factors that could adversely affect ultimate success of our FatBrain technology includes pricing, demand, market acceptance, regulatory compliance and approval.

Our failure to effectively manage growth could impair our business.

We intend to increase our personnel and other costs as we develop our FatBrain technology marketing plan. Such changes may put a strain on our administrative and operational resources, and our funding requirements. Our ability to effectively manage growth will require us to successfully create and expand operational and management systems and hire, attract, train, manage, and retain qualified personnel. There can be no assurance that we will be able to do so, particularly if we are unable to obtain sufficient financing. If we are unable to appropriately manage growth, our business, prospects, financial condition, and results of operations could be materially and adversely affected.

We operate in a very competitive industry and will compete against competitors who have greater resources than us.

FatBrain’s AI and machine learning (ML) software is in an intensely competitive market, subject to rapid change and highly sensitive to the introduction of new products. We believe the FatBrain technology will compete directly with a number of well-established AI products. We believe our primary competitors will be Palantir Technologies Inc. (PLTR), who services government institutions, and C3ai. Inc (C3AI), who serves Fortune 500 companies. Both are publicly traded companies.

We will require substantial additional funding, which may not be available to us on acceptable terms, or at all.

Beginning on October 26, 2021, LZG International entered into private subscription agreements with investors under the Securities Act (See Item 3.02, below). The subscription agreement provided that the issuance of the common shares was conditioned upon the Company increasing the number of authorized shares of common stock to at least 250,000,000, pursuant to Florida law. Any purchase price delivered for a subscription would be delivered to the Company and would be held, without interest, until the increase in authorized shares becomes effective.

7

We currently believe, based upon our projected costs and expenses, that such funds will enable us to launch the marketing of the FatBrain IT. However, if for any number of reasons, including, but not limited to, our costs and expenses are higher than anticipated, unexpected delays and/or faults in our design and development process and/or in obtaining regulatory approvals, such funds may not be sufficient to allow us to grow our customer base. We still will need additional funds to create the sales marketing and operational expertise to support the marketplace with our products. In either event, we will need additional funds which could be substantial. If we are not successful in securing additional financing when needed and on terms acceptable to us, we may be unable to execute our business plan which could result in us curtailing or ceasing operations. Our ability to raise additional capital is uncertain and dependent on numerous factors beyond our control including, but not limited to, market, economic conditions, availability or lack of availability of credit, the AI industry, and other related and non-related factors.

We currently do not have any committed external source of funds. In either event we will need to raise additional funds, we currently cannot provide assurances when and the amount. We currently believe that the gross proceeds that we may receive from our private subscription agreements (See, Item 3.02, below) will allow us to build the required regulatory, quality and technical teams to market the FatBrain technology.

To the extent that we raise additional capital through the sale of equity or convertible debt securities, then-existing stockholders’ interests may be materially diluted, and the terms of such securities could include liquidation or other preferences that adversely affect their rights as common stockholders. Debt financing and preferred equity financing, if available, may involve agreements that include restrictive covenants that limit our ability to take specified actions, such as incurring additional debt, making capital expenditures or declaring dividends.

No assurance of target market acceptance.

Even with commercial sales of our FatBrain technology, to achieve profitability we will need wide consumer and market acceptance. No assurances can be given that consumers will purchase our product in sufficient amounts and on a continuous basis for us to reach a level of revenues and income necessary to continue as a viable participant in the industry. The failure to do so would have a material adverse effect on us and investors.

Increased costs as a result of being a public company.

We have incurred, and expect to continue to incur costs associated with continuing as a public company, including, but not limited to, legal, accounting, filing and other related costs and expenses.

If we are unable to adequately protect our technology or enforce our intellectual property rights, our business could suffer.

We believe a significant factor to the success of our FatBrain technology will be our intellectual property. To date, we have no patents. As a result of the significance of our intellectual property to our overall success, we may need to adequately obtain and maintain patent protection for our intellectual property. The coverage claimed in a patent application can be significantly reduced before the patent is issued, and the patent’s scope can be modified after issuance. Furthermore, if our patent applications are not approved or, if approved, are not upheld in a court of law if challenged, our ability to competitively exploit our FatBrain technology would be substantially harmed. Additionally, if patents are issued with respect to our patent applications, such patents may or may not provide competitive advantages for our proposed product or such patents may be challenged or circumvented by our competitors, in which case our ability to commercially exploit our FatBrain technology may be severely diminished.

We also will rely on trade secret and contractual protections for our unpatented, confidential, and proprietary technology. Trade secrets are difficult to protect. While we will enter into proprietary information agreements with certain of our employees, consultants, and others, these agreements may not successfully protect our trade secrets or other confidential and proprietary information. It is possible that these agreements will be breached, or that they will not be enforceable in every instance, and that we will not have adequate remedies in the case of any such breach. It is also possible that our trade secrets will become known or independently developed by our competitors. If we are unable to adequately protect our technology, trade secrets, or proprietary know-how, or enforce any patents we obtain, our business, financial condition, and prospects could suffer.

8

Intellectual property litigation is increasingly common and increasingly expensive, and may result in restrictions on our business and substantial costs, even if we prevail.

Patent and other intellectual property litigation is becoming more common, and such litigation may be necessary to defend against or assert claims of infringement, to protect trade secrets, to determine the scope and validity of proprietary rights of third parties, or to enforce any patent rights we have or acquire, including those we may license from others. While we do not believe our intellectual property infringes upon a third party’s patent or other intellectual property rights, no assurances can be given that no litigation asserting such claims against us will not in the future be initiated and, if initiated, no assurances can be given we would prevail, or result in us not able to obtain or use the necessary intellectual property on reasonable terms, if at all. All such litigation, whether meritorious or not, as well as litigation initiated by us against third parties, is time-consuming and very expensive to defend or prosecute and to resolve. In addition, if we infringe the intellectual property rights of others, we could lose our right to develop, manufacture, or sell our products or could be required to pay monetary damages or royalties to license proprietary rights from third parties. An adverse determination in a judicial or administrative proceeding or a failure to obtain necessary licenses could prevent us developing, manufacturing or selling any proposed products, which would harm our then business, financial condition, and prospects.

We may encounter unanticipated obstacles to execution of our business plan which may cause us to change or abandon our current business plan.

Because we are a new and early-stage development company there is greater chance our business plan may change significantly based on our encountering unanticipated obstacles. Our business endeavor is capital intensive, and may be subject to statutory or regulatory requirements and other factors that we cannot control, and which could be detrimental to our business plan. We reserve the right to make significant modifications to our proposed business plan depending on future events.

Risks Related to Our Common Stock

There is not an active liquid trading market for the Company’s common stock.

The Company’s common stock is listed on the OTC Pink Market under the symbol “LZGI”. We do not currently have trading acitivity. No assurances can be given that an active trading market will ever develop, or if developed, will be sustained. As a result, investors may find it difficult to dispose of, or to obtain accurate quotations of the price of, our shares. This severely limits the liquidity of the common stock, and may adversely affect the market price of our common stock. A limited market may also impair our ability to raise capital by selling shares and may impair our ability to acquire other companies or assets by using common stock as consideration.

If an active market for our common stock develops, there is a significant risk that the Company’s stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control:

•	variations in our quarterly operating results;
•	announcements that our revenue or income are below analysts’ expectations;
•	general economic slowdowns;
•	sales of large blocks of our common stock; and
•	announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments.

Our common stock is subject to the “penny stock” rules of the Securities and Exchange Commission, which may make it more difficult for stockholders to sell our common stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a person’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

9

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which in highlight form sets forth the basis on which the broker or dealer made the suitability determination, and that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of the Company’s common stock if and when such shares are eligible for sale and may cause a decline in the market value of its stock.

The market price of our common stock may be highly volatile and such volatility could cause you to lose some or all of your investment.

The market price of our common stock may fluctuate significantly in response to numerous factors, some of which are beyond our control, such as:

•	Announcements relating to new products or product enhancements by us or our competitors; developments concerning intellectual property rights;
•	changes in legal, regulatory, and enforcement frameworks impacting our products;
•	variations in our and our competitors’ results of operations;
•	fluctuations in earnings estimates or recommendations by securities analysts, if our common stock is covered by analysts;
•	the results of product liability or intellectual property lawsuits;
•	future issuances of common stock or other securities;
•	the addition or departure of key personnel;
•	announcements by us or our competitors of acquisitions, investments or strategic alliances; and
•	general market conditions and other factors, including factors unrelated to our operating performance.

Further, the stock market has recently experienced extreme price and volume fluctuations. The volatility of our common stock could be further exacerbated due to low trading volume. Continued market fluctuations could result in extreme volatility in the price of our common stock, which could cause a decline in the value of our common stock and the loss of some or all of our investors’ investment.

Compliance with the reporting requirements of federal securities laws can be expensive.

We are a public reporting company in the United States, and accordingly, subject to the information and reporting requirements of the Exchange Act and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act of 2002. The costs of preparing and filing annual and quarterly reports and other information with the SEC and furnishing audited reports to stockholders are substantial. If we do not provide current information about our Company to market makers, they will not be able to trade our stock. Failure to comply with the applicable securities laws could result in private or governmental legal action against us or our officers and directors, which could have a detrimental impact on our business and financials, the value of our stock, and the ability of stockholders to resell their stock.

10

Our investors’ ownership in the Company may be diluted in the future.

In the future, we may issue additional authorized but previously unissued equity securities, resulting in the dilution of ownership interests of our present stockholders. We expect to need to issue a substantial number of shares of common stock or other securities convertible into or exercisable for common stock in connection with hiring or retaining employees, future acquisitions, raising additional capital in the future to fund our operations, and other business purposes. We currently anticipate offering stock option plans for officers, directors and others. Additional shares of common stock issued by us in the future will dilute an investor’s investment in the Company.

Directors, executive officers, principal stockholders and affiliated entities own a significant percentage of our capital stock, and they may make decisions that our stockholders do not consider to be in their best interests.

As of the date of this Current Report on Form 8-K, our directors, executive officers, principal stockholders and affiliated entities beneficially own, in the aggregate, approximately 98.1% of our issued and outstanding shares of common stock as of the date hereof. Mr. Ritz, our chairman, chief executive officer, chief financial officer, and secretary, beneficially owns approximately 97.5% of our issued and outstanding common stock.

As a result, if some or all of such persons acted together, they would have the ability to control the election of our board of directors and the outcome of issues requiring approval by our stockholders. This concentration of ownership may also have the effect of delaying or preventing a change in control of our Company that may be favored by other stockholders. This could prevent transactions in which stockholders might otherwise recover a premium for their shares over current market prices. This concentration of ownership and influence in management and board decision-making could also harm the price of our capital stock by, among other things, discouraging a potential acquirer from seeking to acquire shares of our capital stock (whether by making a tender offer or otherwise) or otherwise attempting to obtain control of our Company.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our stock.

We must maintain effective internal controls to provide reliable financial reports and to detect and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as would be possible with an effective control system in place. We have not performed an in-depth analysis to determine if historical undiscovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

We have been assessing our internal controls to identify areas that need improvement. We are in the process of implementing changes to internal controls, but have not yet completed implementing these changes. Failure to implement these changes to our internal controls or any others that it identifies as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our common stock.

11

Management’s Discussion and Analysis of Financial Condition

and Results of Operations

The following discussion and analysis of the results of operations and financial condition of LZG International for the year ended May 31, 2021 and 2020. References in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to “the Company,” “us,” “we,” “our,” and similar terms refer to LZG International.

We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond our control, which may influence the accuracy of the statements and the projections upon which the statements are based. Factors that may affect our results include, but are not limited to, the risk factors elsewhere in this Current Report. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Liquidity and Capital Resources

At May 31, 2021, our fiscal year end, we had cash of $4,735 and total liabilities of $294,610 compared to cash of $1,834 and total liabilities of $261,867 at May 31, 2020. We have not established an ongoing source of revenue sufficient to cover our operating costs. During the fiscal year 2021 we relied on $10,700 provided from notes payable – related party to fund operations.

Results of Operations

We did not record revenues in 2021 or 2020. General and administrative expenses increased to $13,800 for 2021 compared to $13,000 for 2020. Total other expense increased to $16,042 for 2021 compared to $14,771 for 2020, primarily due to interest on loans.

Our net loss increased to $29,842 for 2021 compared to $27,771 for 2020. Management expects net losses to continue until we launch the marketing of our FatBrain technology.

Critical Accounting Policies

Use of Estimates: In preparing financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements, and revenues and expenses during the reporting period. Actual results may differ from these estimates.

Income Taxes: At May 31, 2021, the Company has available unused net operating loss carryforwards of approximately $290,000 which may be applied against future taxable income and which expires in various years from 2023 through 2038. Due to a substantial change in the Company’s ownership during June 2008, there will be an annual limitation on the amount of previous net operating loss carryforwards that can be utilized. The amount of and ultimate realization of the benefits from the net operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the net operating loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the net operating loss carryforwards and, therefore, no deferred tax asset has been recognized for the net operating loss carryforwards. The net deferred tax assets are approximately $60,900 and $54,600 as of May 31, 2021 and 2020, respectively, with an offsetting valuation allowance of the same amount resulting in a change in the valuation allowance of approximately $6,300 and $5,800 during the years ended May 31, 2021 and 2020, respectively, (exclusive of effects of Federal tax rate changes).

12

Description of Properties

We neither rent nor own any properties. We utilize the office space and equipment of our President, Mr. Popp, without charge. We currently have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

Security Ownership of Certain Beneficial Owners and Management

and Related Stockholder Matters

Beneficial Ownership

The following tables set forth the beneficial ownership of our outstanding common stock by our management and each person or group known by us to own beneficially more than 5% of our voting stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and generally includes voting or investment power with respect to the securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 10,250,556 shares of common stock outstanding as of December 21, 2021.

MANAGEMENT
Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Common	Peter B. Ritz	10,000,000	97.5
Common	Greg L. Popp	12,000	Less than 1%
Common	Directors and officers as a group	10,012,000	97.6

Directors, Executive Officers and Corporate Governance

Directors and Executive Officers

Our directors and executive officers and their respective ages, positions, and biographical information are set forth below. Our bylaws require a minimum of one director and our current directors serve until our next annual meeting or until each is replaced by a qualified director. Our executive officers are chosen by our board of directors (“Board”) and serve at its discretion. There are no existing family relationships between or among any of our executive officers or directors.

Name	Age	Position Held	Term of Director
Peter B. Ritz	57	Chairman of the Board Chief Executive Officer Chief Financial Officer Secretary	October 27, 2021 until next annual meeting
Greg L. Popp	52	Director and President	August 5, 2008 until next annual meeting
Michael T. Moe	59	Director	December 20, 2021 until next annual meeting

13

Peter B. Ritz: On October 23, 2021, our Board appointed Mr. Ritz to serve as Chief Executive Officer, Chief Financial Officer and Secretary of the Company. On October 27, 2021, Peter B. Ritz was appointed to our Board and serves as Chairman of the Board. Mr. Ritz served as Managing Director of FatBrain LLC from September 2015 to the present. FatBrain provides an enterprise AI cloud software platform and services delivering dynamic risk analytics to diverse businesses such as Bank of America, Comcast, Hearst, IBM, Pilgrim’s Pride and Samsung. Mr. Ritz is responsible for sales, corporate development and the overall business advancement for FatBrain. From February 2014 to July 2017, he served as Chairman of the Board for Observable Networks, Inc., which offered cybersecurity SaaS software and this company was acquired by Cisco 3Q17 and is now part of its Secure business. He also served as Chair of their compensation committee and was responsible for corporate development.

Greg L. Popp: Mr. Popp is the President of Marine Life Sciences, LLC, a Wyoming company that wholesales and retails neutraceutical products to companies. He has served as President of that company since April 2005. In addition, during the past five years he has also served as Director and President of Investrio, Inc., a Utah corporation which has developed a software platform and educational products for consumers. Neither Marine Life Sciences nor Investrio, Inc. is an affiliate or subsidiary of LZG International. His professional qualifications include an MBA and extensive experience with small company operations including experience as a Director and President of Wings & Things, Inc., a company that had a class of securities registered with the SEC pursuant to Section 12.

Michael T. Moe: On December 20, 2021, our Board appointed Michael T. Moe to serve as a director on our Board (See Item 5.02, below). He has served as Executive Vice Chair of the FatBrain board of directors since August 2021. Mr. Moe is the founder and CEO of GSV Asset Management, LLC, a growth-focused investment platform based in Silicon Valley, which was formed in 2010. From 2016 to the present, he has served as an advisor and member of the investments committee for GSV Ventures, LLC, an investment platform. From March 2010 to the present, he co-founded ASU + GSV Summit, a conference in the education sector. From November 2020 to the present, he is the CEO and Chairman of Class Acceleration Corp., a publicly traded, educational technology special purpose acquisition corporation listed on the New York Stock Exchange. From October 2020 to the present, he serves as Chairman of the Board for Hi Solutions Inc., a home technology solutions company.

Involvement in Legal Proceedings

During the past ten years none of our executive officers have been involved in any legal proceedings that are material to an evaluation of their ability or integrity; namely: (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Corporate Governance

At this time, we are a smaller reporting company with minimal operations and only three directors and two executive officers. Our Board has general charge, supervision and control of the business and affairs of the Company. We believe this leadership structure is appropriate for the size of the Company. In addition, the Board’s role in the Company’s risk management process includes reviewing operational, financial, legal, regulatory, and strategic risks. The Board reviews these factors to enable it to understand and assess the Company’s risk identification, risk management and risk mitigation strategies. The Board has the ultimate oversight responsibility for the risk management process.

14

We do not have a standing nominating committee for directors, nor do we have an audit committee with an audit committee financial expert serving on that committee. Our Board acts as our nominating and audit committee.

Executive Officer Compensation

Our principal executive officer, Mr. Popp, did not receive compensation during the past fiscal year ended May 31, 2021. None of our named executive officers received any cash or non-cash compensation during the past two fiscal years, nor did they have outstanding equity awards at year end. We have not entered into employment contracts with our executive officers and their compensation, if any, will be determined at the discretion of our Board.

We currently do not have a compensation committee and during the last completed fiscal year our Board did not consider or approve any executive officer compensation.

We do not offer retirement benefit plans to our executive officers, nor have we entered into any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, or in connection with, the resignation, retirement or other termination of a named executive officer, or a change in control of the company or a change in the named executive officer’s responsibilities following a change in control.

Director Compensation

We do not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.

Certain Relationships and Related Transactions, and Director Independence

The following information summarizes transactions during the past two fiscal years that we have either engaged in or propose to engage in, involving our executive officers, directors, more than 5% stockholders, or immediate family members of these persons. These transactions were negotiated between related parties without “arms-length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

On October 23, 2021, LZG International entered into an IT Asset Contribution Agreement (“IT Contribution Agreement”) with FatBrain, LLC, to effect the acquisition of FatBrain’s intellectual property assets, including patents, patents pending, patents in preparation, proprietary technology, development plans, and contractual rights (“IT Assets”). Peter B. Ritz, is the Managing Director of FatBrain LLC and LZG International issued 10,000,000 shares of common stock, valued at $0.001, to Mr. Ritz as consideration for the FatBrain asset contribution to LZG International. In addition, on October 23, 2021, Mr. Ritz was appointed as CEO, CFO and Secretary of LZG International and on October 27, 2021, he was appointed as Chairman of the Board.

During the fiscal years ended May 31, 2021 and 2020, a 20% stockholder, First Equity Holdings Corporation, paid for consulting, administrative and professional services on behalf of the Company. Our board of directors acknowledged the validity and fairness of the services performed and the costs incurred, and approved the charges. On May 31, 2021 this stockholder converted $6,000 of its accounts payable to a promissory note which bears interest at 8% per annum and is due on demand resulting in notes payable of $119,200 and had accounts payable of $6,000. During the year ended May 31, 2020, the stockholder loaned the Company $8,300 and had accounts payable totaling $6,100.

During the years ended May 31, 2009 and 2010, our Director and President, Greg L. Popp, loaned an aggregate of $23,500 to the Company in a series of loans. These funds were used for our operational expenses. On April 20, 2010, all of the loans were combined into one promissory note which carries interest at 8%, is not collateralized and matured at June 30, 2012. Mr. Popp extended the due date of the principal and interest on the note to June 30, 2020. Accrued interest on the notes was $21,217 at May 31, 2021.

15

Director Independence

None of our directors are independent directors as defined by NASDAQ Stock Market Rule 5605(a)(2). This rule defines persons as “independent” who are neither officers nor employees of the company and have no relationships that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.

Legal Proceedings

We are not a party to any proceedings or threatened proceedings as of the date of this filing.

Recent Sales of Unregistered Securities

Beginning on October 26, 2021, LZG International entered into private subscription agreements with investors under the Securities Act. As of the date of this report, the Company has sold an aggregate of 23,210,000 shares to nine investors (See Item 3.02 below).

Market Price of and Dividends on the Registrant’s Common Equity

and Related Stockholder Matters

In 2012 we received notification from the Financial Industry Regulatory Authority (“FINRA”) that our common stock was cleared for quotation on the OTC Bulletin Board using the symbol “LZGI”. As of the date of this report, there has not been any trading activity in our common stock. We do not have any outstanding options or warrants to purchase our securities or securities convertible into our common stock.

As of December 21, 2021, we had 61 stockholders of record of our common stock. The Company has not issued any shares of its preferred stock.

We have not declared dividends on our common stock and do not anticipate paying dividends on our common stock in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy.

Description of Capital Stock

The Company has 120,000,000 shares of authorized capital stock described as follows:

Common Stock: The Company is authorized to issue 100,000,000 shares of common stock, par value $.001, of which 10,250,556 were issued and outstanding as of October 23, 2021. All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock is entitled to one vote on all matters submitted to a vote of the stockholders. Upon issuance of preferred stock, the common stock may have junior rights as compared to the preferred stock. Stockholders of the Company have no preemptive rights to acquire additional shares of common stock or any other securities. All outstanding shares of common stock are fully paid and non-assessable.

Preferred Stock: The Company has authorized 20,000,000 shares of preferred stock with $.001 par value to be issued in five (5) series. Our board of directors is authorized to establish the number of shares to be included in each series and the preferences, rights of conversion, limitations and other relative rights of each series. As of the date of this filing, our board of directors has not authorized a series nor issued any preferred stock.

As of the date of this filing, we do not have any debt securities, warrants or options outstanding.

16

Indemnification of Officers and Directors

Our bylaws provide for the indemnification of present and former directors subject to a determination that the director conducted himself in good faith and reasonably believed that his conduct was in, or not opposed to, the best interest of the Company.  In a criminal action he must not have had a reasonable cause to believe his conduct was unlawful.

The Company will indemnify a director so long as the expenses are reasonable, we have the financial ability to make the payment, and in the opinion of our board of directors the financial resources should be devoted to this use rather than to some other use by the Company.

We will not indemnify a director in connection with a proceeding in which the director was adjudged liable to the Company or received improper personal benefit.

Our board of directors may indemnify and advance expenses to any officer, employee, or agent of the Company to the same extent as a director.  And the board of directors may purchase and maintain insurance on behalf of our directors and officers.

Changes in and Disagreements with Accountants

on Accounting and Financial Disclosure

We have not had a change in or disagreement with our independent registered public accounting firm on accounting financial disclosure during the past two fiscal years.

----END OF FORM 10 INFORMATION----

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The securities issued pursuant to the IT Contribution Agreement were not registered under the Securities Act. These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the offering, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, this shareholder had the necessary investment intent as required by Section 4(2) of the Securities Act since FatBrain agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and, therefore, not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Private Subscription Agreements

Beginning on October 26, 2021, LZG International entered into private subscription agreements with investors under the Securities Act. The subscription agreement provided that the issuance of the common shares was conditioned upon the Company increasing the number of authorized shares of common stock to at least 250,000,000, pursuant to Florida law. Any purchase price delivered for a subscription would be delivered to the Company and would be held, without interest, until the increase in authorized shares becomes effective.

Each subscriber agreed that the Company would acquire additional assets of FatBrain LLC and convert certain outstanding convertible promissory notes, following: (i) the execution of the first public trade of the Company’s common stock on U.S. securities markets and (ii) the share increase. After such asset purchase transactions, the total number of outstanding shares of common stock will be approximately 110,000,000 shares.

17

Subject to the terms of the subscription agreement, on November 24, 2021, Magna Investment LLC agreed to purchase Two Million Two Hundred Thousand (2,200,000) common shares at approximately $0.4545 per share ($1,000,000). On November 25, 2021, Stella Investments LLC agreed to purchase Two Million and Two Hundred Thousand (2,200,000) common shares at approximately $0.4545 per share ($1,000,000). On November 30, 2021, Rich Crow Enterprises LLC agreed to purchase One Million Six Hundred and Fifty Thousand (1,650,000) common shares at approximately $0.4545 per share ($750,000). On December 5, 2021, Dhabi One Investments Services LLC agreed to purchase Eleven Million (11,000,000) common shares at approximately $0.4545 per share ($5,000,000).

In connection with each of these isolated issuances of our securities, we believe that each purchaser (i) was aware that the securities had not been registered under federal securities laws, (ii) acquired the securities for his/her/its own account for investment purposes and not with a view to or for resale in connection with any distribution for purpose of the federal securities laws, (iii) understood that the securities would need to be indefinitely held unless registered or an exemption from registration applied to a proposed disposition and (iv) was aware that the certificate representing the securities would bear a legend restricting their transfer. We believe that, in light of the foregoing, the sale of our securities to the respective acquirers did not constitute the sale of an unregistered security in violation of the federal securities laws and regulations by reason of the exemptions provided under Sections 3(b) and 4(2) of the Securities Act, and the rules and regulations promulgated thereunder.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2021, L. Lee Perry resigned as Secretary/Treasurer of the Company. On October 27, 2021, L. Lee Perry resigned from our Board. Her resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 23, 2021, our Board appointed Peter B. Ritz, the Managing Director of FatBrain LLC, to serve as Chief Executive Officer, Chief Financial Officer and Secretary of the Company. On October 27, 2021, Peter B. Ritz was appointed to our Board and will serve as Chairman of the Board. Mr. Ritz is not related to any affiliate of the Company and has not been involved in any related party transactions involving the Company’s executive officers, directors, more than 5% stockholders, or immediate family members of these persons prior to this asset acquisition.

Mr. Ritz is 57 years old and has served as Managing Director of FatBrain LLC from September 2015 to the present. FatBrain provides an enterprise AI cloud software platform and services delivering dynamic risk analytics to diverse businesses such as Bank of America, Comcast, Hearst, IBM, Pilgrim’s Pride and Samsung. Mr. Ritz is responsible for sales, corporate development and the overall business advancement for FatBrain. From February 2014 to July 2017, he served as Chairman of the Board for Observable Networks, Inc., which offered cybersecurity SaaS software and this company was acquired by Cisco 3Q17 and is now part of its Secure business. He also served as Chair of their compensation committee and was responsible for corporate development.

On December 20, 2021, our Board appointed Michael T. Moe to serve as a director on our Board. He has served as Executive Vice Chair of the FatBrain board of directors since August 2021. Mr. Moe is not related to any affiliate of the Company.

18

Mr. Moe is 59 years old and is the founder and CEO of GSV Asset Management, LLC, a growth-focused investment platform based in Silicon Valley, which was formed in 2010. From 2016 to the present, he has served as an advisor and member of the investments committee for GSV Ventures, LLC, an investment platform. From March 2010 to the present, he co-founded ASU + GSV Summit, a conference in the education sector. From November 2020 to the present, he is the CEO and Chairman of Class Acceleration Corp., a publicly traded, educational technology special purpose acquisition corporation listed on the New York Stock Exchange. From October 2020 to the present, he serves as Chairman of the Board for Hi Solutions Inc., a home technology solutions company.

He co-founded and served as CEO of ThinkEquity Partners LLC, a growth-focused investment firm. He also headed Global Growth research at Merrill Lynch. He is the founder of the GSV University and GSV MBA, an accredited graduate program for entrepreneurs. He has authored two books, “Find the Next Starbucks” and “The Global Silicon Valley Handbook”. His third book “The Mission Corporation . . . Contemporary Capitalism” was released in February 2021. Mr. Moe was voted onto the Institutional All American Research Team, named “Best on the Street” by the Wall Street Journal and recognized by Business Week as one of the best stockbrokers in the country.

Item 5.06 Change in Shell Company Status

On October 28, 2021, LZG International announced the closing of an IT Asset Contribution with FatBrain, LLC, to effect the acquisition of FatBrain’s intellectual property assets, including patents pending, patents in preparation, proprietary technology, development plans, and contractual rights. As a result of the acquisition of the IT Assets of FatBrain, LZG International has acquired marketable assets and initiated operations related to the development and sale of the FatBrain technology.

As such, we have determined that as of October 28, 2021, we are no longer a “shell company” for reasons fully set-forth below with such determination being based upon the fact that we have more than nominal assets, other than cash and more than nominal operations. Accordingly, Items 2.01(f) and 5.01(a)(8) of Form 8-K provide that if the registrant was a shell company, as we were, immediately before the transaction disclosed herein, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. The information included in this Form 8-K is intended to fulfill this requirement

Accordingly, and as a matter of law, upon the closing of the IT Asset Contribution, the Company is no longer considered a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended. Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(1)	No or nominal operations; and
(2)	Either:
a.	No or nominal assets;
b.	Assets consisting solely of cash and cash equivalents; or,
c.	Assets consisting of any amount of cash and cash equivalents and nominal other assets.

Note: For purposes of this definition, the determination of a registrant’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant’s balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.

19

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

No.	Description
3.1	Articles of Incorporation of LazyGrocer.Com, Inc., dated May 17, 2000 (Incorporated by reference to exhibit 3.1 to Form 10, filed May 26, 2010)
3.1.2	Amendment to Articles of Incorporation of LazyGrocer.Com, Inc., dated August 28, 2009 (Incorporated by reference to exhibit 3.1.2 to Form 10, filed May 26, 2010)
3.2	Bylaws of LZG International, Inc., effective January 28, 2010 (Incorporated by reference to exhibit 3.2 to Form 10, filed May 26, 2010)
4.6	Description of Securities (Incorporated by reference to exhibit 4.6 to Form 10-K, filed August 29, 2019)
10.1	IT Asset Contribution Agreement, dated October 23, 2021 (Incorporated by reference to exhibit 10.1 to Form 8-K, filed October 28, 2021)
10.2	Subscription Agreement Form (Incorporated by reference to exhibit 10.1 to Form 8-K, filed November 26, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2021	By: /s/ Greg L. Popp Greg L. Popp President and Director
Date: December 23, 2021	By: /s/ Peter B. Ritz Peter B. Ritz Chief Executive Officer Chief Financial Officer Secretary Chairman of the Board